                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                         of The Securities Act of 1934



               Date of Report (Date of earliest event reported):
                     February 28, 2001 (February 22, 2001)



                                 IMAGINON, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                   333-71989                    84-1217733
    ---------------------------------------------------------------------------
    (State or other              (Commission                 (I.R.S. Employer
      jurisdiction                File Number)               Identification No.)
    of incorporation)



               1313 Laurel Street, Suite 1, San Carlos, CA 94070
       ----------------------------------------------------------------
              (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code: (650) 596-9300



                                      N/A
                                      ---

         (Former name or former address, if changed since last report.)
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Item 5.        Other Events

          The press release dated February 22, 2001 attached as Exhibit 99.1 announced the following:

          ImaginOn, Inc. ("ImaginOn")announced on February 22, 2001, that its common stock was being delisted from the Nasdaq SmallCap Market effective with the open of business on February 22, 2001.

          In addition, ImaginOn announced that its auditors have indicated that they may be required to add an explanatory paragraph describing the doubt about ImaginOn's ability to continue as a going concern to their independent auditors' report on ImaginOn's 2000 consolidated financial statements to be included with ImaginOn's annual report on Form 10-KSB for the year ended December 31, 2000.

Item 7.        Exhibits Index

Exhibit        Description
-------        -----------

99.1 Press Release, dated February 22, 2001, issued by ImaginOn announcing that its common stock was being delisted from the Nasdaq SmallCap Market and that its auditors may include a going concern explanatory paragraph in their independent auditors' report.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMAGINON, INC.


Date: February 28, 2001



                                         By /s/ David M. Schwartz
                                           -------------------------------------
                                            David M. Schwartz, Chairman and CEO


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